UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )
_________________________________________________

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to § 240.14a-12

AMERICAN CAMPUS COMMUNITIES, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

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On March 31, 2022, American Campus Communities, Inc. issued the following press release:

FOR IMMEDIATE RELEASE

American Campus Communities Named One of America's Most Trusted Companies by Newsweek
Student housing REIT ranks number two on publication’s overall comprehensive list of real estate companies

AUSTIN, TEXAS. March 31, 2022- American Campus Communities, (NYSE: ACC), the nation’s largest owner, manager and developer of student housing communities, announces that it has been named to Newsweek's inaugural list of "America's Most Trusted Companies" in the overall Real Estate category.

As one of only 13 real estate-related companies on the list, ACC earned the number two spot on this prestigious new ranking based on a holistic approach to evaluating trust that took into consideration the three main touchpoints of customer, investor and employee trust. It is presented by Newsweek and Statista Inc., the world-leading statistics portal and industry ranking provider.

“Earning and maintaining the trust of investors, university partners, employees and our student residents has always been a key focus of our success," said Bill Bayless, CEO at American Campus Communities. "This recognition is a testament that our core value to always ‘do the right thing’ has resonated well with all of our stakeholders as we have strived for nearly 30 years to conduct ourselves and our business with the highest levels of integrity and a commitment to excellence.”

America's Most Trusted Companies were identified by an independent survey based on a sample of approximately 50,000 U.S. residents and a total of 110,000 evaluations were submitted, which resulted in a list of the top 400 Most Trusted Companies across 22 industries.

“In recent years, particularly through the pandemic, trust has taken on more meaning for businesses than just square dealing and avoiding scandal,” writes Nancy Cooper, global editor in chief, Newsweek in her cover letter announcing the list. “Increasingly, consumers, employers and investors also want to know that a company shares their beliefs and values before they'll come aboard.

ACC has long been recognized as an industry leader in corporate responsibility and sustainability. It is also known as a great place to work, being recently certified by Great Place to Work® for the third year based on what current employees say about their work experience. This year, 92 percent of employees said it’s a great place to work – 35 points higher than the average U.S. company. Additionally, ACC has been twice named one of America’s Top 100 Most Trustworthy Companies by Forbes.

For more information and to see the full list of America's Most Trusted Companies 2022, visit www.newsweek.com/americas-most-trusted-companies-2022.

###

About American Campus Communities

American Campus Communities, Inc. is the largest owner, manager and developer of high-quality student housing communities in the United States. The company is a fully integrated, self-managed and self-administered equity real estate investment trust (REIT) with expertise in the design, finance, development, construction management and operational management of student housing properties. As of December 31, 2021, American Campus Communities owned 166 student housing properties containing approximately 111,900 beds. Including its owned and third-party managed properties, ACC's total managed portfolio consisted of 203 properties with approximately 140,900 beds.

Visit www.americancampus.com and follow at LinkedIn, Facebook, Instagram and Twitter.

Forward-Looking Statements

In addition to historical information, this press release contains forward-looking statements under the applicable federal securities law. These statements are based on management’s current expectations and assumptions regarding markets in which American Campus Communities, Inc. (the “Company”) operates, operational strategies, anticipated events and trends, the economy, and other future conditions. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. These risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements include those related to the COVID-19 pandemic, about which there are still many unknowns, including the duration of the pandemic and the extent of its impact, and those discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2021 under the heading “Risk Factors” and under the heading “Business - Forward-looking Statements” and subsequent quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statements, including our preleasing activity or expected full year 2022 operating results, whether as a result of new information, future events, or otherwise.

Important Additional Information Regarding Proxy Solicitation

American Campus Communities, Inc. (the “Company”) has filed a preliminary proxy statement (the “Preliminary Proxy Statement”) and form of associated WHITE proxy card with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”). The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders in respect of the 2022 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Preliminary Proxy Statement. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the Preliminary Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of the Company’s Board of Directors for election at the 2022 Annual Meeting are included in the Preliminary Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the definitive proxy statement and other relevant documents filed by the Company free of charge from the SEC’s website at www.sec.gov and at the Investor Relations section of Company’s investor relations website at www.americancampus.com.

On March 31, 2022, American Campus Communities, Inc. published the following Facebook post:

On March 31, 2022, American Campus Communities, Inc. published the following story on Instagram:

On March 31, 2022, American Campus Communities, Inc. published the following LinkedIn post:

On March 31, 2022, American Campus Communities, Inc. published the following Twitter post:

American Campus @americancampus · 4s

American Campus Communities is proud to have been named to Newsweek's inaugural list of "America's Most Trusted Companies" in the overall Real Estate category! Check out the story:

americancampus.com/about-us/media...

#americancampus

AMERICA'S MOST
TRUSTED
COMPANIES
2022
Newsweek
statista

Important Additional Information Regarding Proxy Solicitation

American Campus Communities, Inc. (the “Company”) has filed a preliminary proxy statement (the “Preliminary Proxy Statement”) and form of associated WHITE proxy card with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”). The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders in respect of the 2022 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Preliminary Proxy Statement. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the Preliminary Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of the Company’s Board of Directors for election at the 2022 Annual Meeting are included in the Preliminary Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the definitive proxy statement and other relevant documents filed by the Company free of charge from the SEC’s website at www.sec.gov and at the investor relations section of the Company’s website at www.americancampus.com.